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                                                                    EXHIBIT 10.2


             [LETTERHEAD OF ONEPOINT COMMUNICATIONS APPEARS HERE]



John Rehling
National Accounts Manager
Sprint Communications
1801 Park 270
St. Louis, MO. 53146

April 23, 1998

Dear Mr. Rehling,

This letter will act as a formal election be OnePoint Communications, LLC (including its successors) on behalf of itself and all its operating subsidiaries (collectively "OnePoint") to renew the Affiliate Services Agreement (the "Agreement") dated April 4/th/, 1997 for the purchase of certain long distance telecommunications services from Sprint Communications Company L.P. ("Sprint").

Subject to OnePoint's affiliation with Pacific Bell Communications (PBC), we wish to renew the Agreement as contemplated in Section 3.2 of the PBC "Master Agreement". OnePoint hereby elects renewal under option 5(a) of the Agreement on an Exclusive Basis, for a term which is co-extensive with the Term of the Master Agreement and subject to the name exclusivity provisions as set forth in Article 6 of the Master Agreement (excluding any volume commitments set forth therein).

It is hereby understood that OnePoint's affilation with PBC is subject to a 10% or higher ownership interest by Southwestern Bell Communications Corp, (SBC), as is consistent with the Telecommunications Act of 1996. As such, it is understood that should SBC's ownership interest in OnePoint fall below the 10% threshold, both OnePoint and Sprint shall each have the right to terminate the Agreement on 90 days prior written notice.

The undersigned, each acting with proper authority agree to this renewal of the Agreement by their signatures below, to be effective as of April 4/th/, 1998.

ONEPOINT COMMUNICATIONS, LLC            SPRINT COMMUNICATIONS COMPANY L.P.

By:  /s/[SIGNATURE ILLEGIBLE]^^         By: /s/[SIGNATURE ILLEGIBLE]^^
     ---------------------------            --------------------------------

Title: President                        Title:  President
       -------------------------                ----------------------------
                                                Wholesale Services Group.